UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2020

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Boulevard

Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K (the “Earlier Report”) that was filed by Odyssey Marine Exploration, Inc. (“Odyssey”) with the Securities and Exchange Commission on December 12, 2019, Odyssey and 37North Capital SPV 11, LLC (the “Investor”) entered into a Note Purchase Agreement, dated December 10, 2019 (the “Purchase Agreement”), pursuant to which the Investor agreed to lend, in one or more transactions (each a “Loan”), up to an aggregate of $2.0 million to Odyssey, subject to the terms and conditions of the Purchase Agreement. Each Loan made under the Purchase Agreement will be evidenced by a separate convertible promissory note (each, a “Note”). Unless otherwise converted into shares of Odyssey’s common stock pursuant to the Purchase Agreement, the entire outstanding amount of all Loans will be due and payable on June 6, 20 (the “Maturity Date”).

As described in the Earlier Report, on December 10, 2019, the Investor made a Loan to Odyssey in the amount of $539,000. On January 29, 2020, Odyssey and the Investor held a subsequent closing under the Purchase Agreement at which the Investor made an additional Loan to Odyssey in the principal amount of $490,000. The terms and provisions of the Note issued and sold on January 29, 2020, are identical in all material respects with the Note issued and sold on December 10, 2019, except for the principal amount.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: February 04, 2020	By:	/s/ Jay A. Nudi
Jay A. Nudi
Chief Financial Officer